Exhibit 10.1
AMENDMENT NUMBER ONE TO
ROCK-TENN COMPANY
2004 INCENTIVE STOCK PLAN
Pursuant to the power reserved in § 15 of the Rock-Tenn Company 2004 Incentive Stock Plan, Rock-Tenn Company hereby amends the Plan as follows:
     1. Section 3.1(a) of the Plan is hereby amended to read as follows: “2,900,000 shares of Stock plus”.
     2. Section 3.4 is hereby amended to read as follows:
“3.4 Grant Limits. No Eligible Employee or Director in any calendar year shall be granted an Option to purchase (subject to § 13) more than 500,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to § 13) more than 500,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee or Director in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $5,000,000.”
This Amendment Number One shall be effective as of January 26, 2007.

ROCK-TENN COMPANY
By:	/s/ Steven C. Voorhees
Title: Executive Vice President
Date: 1/31/07